UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 13, 2016 (May 9, 2016)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718 New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 9, 2016, Fusion Telecommunications International, Inc. (the “Company”) received a staff determination letter from Nasdaq (“Nasdaq”) stating that the Company was not in compliance with its rules for continued listing, Rule 5635(b), because it violated the shareholder approval requirement.  The technical violation is based on the Staff’s determination to aggregate the 1,834,862 shares of the Company’s common stock purchased by Unterberg Technology Partners, L.P. (“Unterberg”) from the Company in December 2015 with shares of the Company’s common stock issued in February 2016 as a result of Unterberg’s waiver of a provision contained in the Company’s Series B-2 Preferred Stock that limited Unterberg’s voting rights with respect to its shares of Series B-2 Preferred Stock to a maximum of 4.99% of the common stock outstanding or voting power outstanding. The Nasdaq letter indicates that the Company has forty-five (45) calendar days to submit a plan to regain compliance.  If such a plan is timely submitted by the Company, the Nasdaq Staff may grant the Company up to 180 calendar days from May 9, 2016 to regain compliance. The Nasdaq notification has no current effect on the listing of the Company’s common stock. The Company is reviewing various ways to correct this technical violation, including seeking approval for the transaction in question by its shareholders.

Except for historical information contained herein, the matters set forth in this Form 8-K may be “forward-looking” statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended).  Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized.  Forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the Company’s expectations.  Factors that could contribute to such differences include those identified in the Company’s Form 10-K for fiscal year ended December 31, 2015 and those described from time to time in the Company’s other filings with the Securities and Exchange Commission, news releases and other communications.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

   None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

May 13, 2016	By:	/s/ Gordon Hutchins, Jr.
Gordon Hutchins, Jr.
President and Chief Operating Officer